Report of Independent
Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Equity Funds:

In planning and performing
our audits of the financial
statements of Federated Kaufmann
Fund, Federated Kaufmann Small
Cap Fund, Federated Strategic
Value Dividend Fund
and Federated Kaufmann Large
 Cap Fund (four of the portfolios
constituting Federated
Equity Funds) (collectively,
the "Funds") as of and for the
year ended October 31, 2010,
in accordance with the standards
of the Public Company Accounting
Oversight Board
(United States), we considered
the Funds' internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing our auditing
procedures for the purpose
of expressing our opinion on
the financial statements and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing an
opinion on the effectiveness
of the Funds' internal control
over financial reporting.
Accordingly, we express no
such opinion.

The management of the Funds is
responsible for establishing
and maintaining effective
internal control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs
of controls.  A company's
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
 for external purposes in accordance
 with generally
accepted accounting principles.
 A company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
 to the maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and dispositions
of the
assets of the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles, and
that receipts and expenditures of
the company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use
 or disposition of a company's
assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
 internal control over financial reporting may not prevent or detect misstatements.
 Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that
the degree of compliance with the
 policies or procedures
may deteriorate.









A deficiency in internal control over
financial reporting exists when the
 design or
operation of a control does not allow
 management or employees, in the
normal course of
performing their assigned functions,
 to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
 or a combination of deficiencies,
in internal control
over financial reporting, such that
there is a reasonable possibility
 that a material
misstatement of the company's annual
or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds'
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards
established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies
in the Funds' internal control over
financial reporting
and its operation, including controls
over safeguarding securities, that we
consider to be a
material weakness as defined above as
of October 31, 2010.



This report is intended solely for
the information and use of management
and the Board
of Trustees of the Funds and the
Securities and Exchange Commission and
is not
intended to be and should not be
used by anyone other than these
specified parties.


								Ernst & Young LLP

Boston, Massachusetts
December 20, 2010